ACKNOWLEDGEMENT REGARDING EMPLOYMENT LETTER
The undersigned parties to that certain employment offer letter dated as of June 26, 2026 (the “Employment Letter”), by and among Innventure LLC (the “Company”), Innventure, Inc. (“Parent”), and Dr. William Grieco (“Employee”), hereby acknowledge and agree that Employee’s employment with the Company will begin on September 1, 2026 rather than October 1, 2026 notwithstanding the definition of Start Date set forth in the Employment Letter. For all other purposes set forth in the Employment Agreement, the term Start Date will continue to be defined as October 1, 2026. Except as set forth herein, the Employment Letter remains in full force and effect.
IN WITNESS WHEREOF, the parties have executed this Acknowledgement effective as of September 1, 2026.
Innventure LLC

By: /s/ Suzanne Niemeyer
Name: Suzanne Niemeyer
Title: General Counsel

Innventure, Inc., solely for the limited
purposes set forth in the Employment Letter

By: /s/ Suzanne Niemeyer
Name: Suzanne Niemeyer
Title: General Counsel

/s/ William Grieco
William Grieco